SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                February 5, 1997





                      HOST MARRIOTT SERVICES CORPORATION




       Delaware                        1-14040                  52-1938672
(State of Incorporation)            (Commission              (I.R.S. Employer
                                    File Number)         Identification Number)




                                10400 Fernwood Road
                              Bethesda, Maryland 20817
                                   (301) 380-7000











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Item 1.  Changes in Control of Registrant.

         None.


Item 2.  Acquisition or Disposition of Assets.

         None.


Item 3.  Bankruptcy or Receivership.

         None.


Item 4.  Changes in Registrant's Certifying Accountant.

         None.


Item 5.  Other Events.

         News Release dated February 5, 1997 announcing fiscal year 1996 results and containing forward looking statements.


Item 6.  Resignations of Registrant's Directors.

         None.


Item 7.  Financial Statements and Exhibits.

         Exhibit No.
              20           News Release dated February 5, 1997


Item 8.  Change in Fiscal Year.

         None.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             HOST MARRIOTT SERVICES CORPORATION

      February 5, 1997                               /s/ Brian W. Bethers
------------------------------               ----------------------------------
            Date                                       Brian W. Bethers
                                               Senior Vice President and Chief
                                                      Financial Officer




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